EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VSUS Technologies Incorporated (the "Registrant") on Form 10-K for the year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Steven Goldberg, Chief Financial Officer and Director, of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: January 15, 2010	Signature: /s/ Kyle Gotshalk
Kyle Gotshalk
Chief Executive Officer and Director